EXHIBIT 10.28

                                 PROMISSORY NOTE


$234,143.73                                                      APRIL 11, 2002

ULTRASTRIP SYSTEMS, INC., a Florida corporation ("Maker") (Maker and each endorser, surety or guarantor, are collectively herein called "Obligor"), promises to pay to the order of DENNIS MCGUIRE ("Lender"; Lender and each and all subsequent holders of this note are included in the terms "Holder"), at 3515 SOUTHEAST LIONEL TERRACE, STUART, FLORIDA, 34997(or at such other place as the Holder hereof may designate), the sum of TWO HUNDRED THIRTY FOUR THOUSAND ONE HUNDRED FORTY-THREE AND 73/100 DOLLARS ($234,143.73) with interest at the Applicable Interest Rate, as defined below. Interest on principal will accrue at the Applicable Interest Rate from April 11, 2002, at the rate of 1/360th of annual interest for each day that principal is outstanding; provided, however, in no event shall interest be due at a rate in excess of the maximum permissible legal rate.

Principal and interest shall be payable as follows:

         a. The entire outstanding principal balance of note, together with all accrued but unpaid interest thereon, shall be due and payable in full on April 10, 2003 (the "Maturity Date").

         b. The "Applicable Interest Rate" shall mean the rate per annum which is 2 % per annum in excess of the fluctuating prime rate announced or established from time to time by Northern Trust (the "Bank"), accruing on a 360-day basis on outstanding principal. The prime rate is a reference rate only, and is not necessarily the lowest or best rate offered by Bank for loans to its borrowers. The Applicable Interest Rate shall automatically adjust on each date that the Bank adjusts its prime rate.

         c. This note may be prepaid at any time in whole or in part, without premium or penalty.

As used in this instrument, the term "Obligations" shall refer to the indebtedness represented by this note and all modifications, renewals and substitutions hereof.

The happening of any of the following events shall constitute a default hereunder: (1) a failure of any Obligor to pay in full any installment payable hereunder promptly when it becomes due; (2) failure of any Obligor to pay in full when due any indebtedness, obligation, or liability to the Holder whatsoever, or any installment thereof or interest thereon; (3) failure of any Obligor to perform any agreement hereunder; (4) the Holder learns that any warranty, representation, certificate or statement of any Obligor (whether contained in this note or not) pertaining to or in connection with this note or the loan or credit evidenced by this note, may not be true; (5) any Obligor becomes insolvent or any insolvency proceedings (as said terms "insolvent" and "insolvency proceedings" are defined in the Uniform Commercial Code of Florida) are instituted or made by or against any Obligor, or application is made for the appointment of a receiver for any Obligor or for any of the assets of any Obligor; (6) the entry of a judgment against any Obligor; (7) the issuing of any

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levy, attachment or garnishment, or the filing of any lien against any property of any Obligor; or (8) the dissolution, merger, consolidation, or reorganization of any Obligor.

Upon the happening of any default as defined herein the entire amount of this note remaining unpaid, shall, at the option of the Holder and without notice or demand, become due and payable forthwith or thereafter. In the event of any default hereunder, after deducting any paid and unaccrued or paid and unearned interest from the principal balance then due, the then unpaid principal balance hereof and any accrued and unpaid interest shall bear interest from the time of such default at the maximum legal rate permissible (the "Default Rate"), and, regardless of the payment terms of the note, all unpaid interest from the time of such default may be compounded on a monthly basis, the first such compounding to be made 30 days after the default and, thereafter, on the same date of each subsequent month until all Obligations have been paid in full. In no event and under no circumstances shall there be due hereunder, nor shall the Holder be entitled hereunder to receive at any time, any charges not allowed or permitted by law or any interest or interest rate in excess of the maximum allowed by law. In the event that the amount of any charge or payment due hereunder shall create or shall be deemed to create an interest charge in excess of the maximum permissible legal rate, then the charge of any such excess amount shall be deemed unenforceable and void and its collection shall be waived, without affecting the remainder of the Obligations evidenced hereby, and any such excess amount which may have been paid to the Holder shall be refunded.

In the event the Holder shall be required at any time to pay documentary stamp tax, intangible tax, or other taxation with respect to all or part of the Loan or any other transaction contemplated or evidenced by this note, the Obligor shall reimburse the Holder immediately for all such costs, including any interest and penalties with respect thereto.

With respect to any and all Obligations, the Obligors severally waive the following: (1) demand, presentment, protest, notice of dishonor, suit against any party and all other requirements necessary to charge or hold any Obligor liable on any Obligation; (2) any further receipt for or acknowledgment of the Collateral now or hereafter deposited or statement of indebtedness; (3) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which the Holder and any Obligor shall be adverse parties. The Obligors severally agree that any Obligations of any Obligor may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by the Holder, all without notice to or further reservations of rights against any Obligor and all without in any way affecting or releasing the liability of any Obligor. The Obligors jointly and severally agree to pay all taxes and assessments levied on or with respect to the Obligations, this note, including but not limited to intangible and documentary stamp taxes, and all filing fees and taxes and all costs of collecting or securing or attempting to collect or secure any Obligations, including attorneys' fees, whether or not involving litigation and/or appellate proceedings.

The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid, unless in writing and signed by the Holder. All rights and remedies of the Holder under the terms of this note and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. The Obligors

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jointly and severally agree that the Holder shall be entitled to all the rights of a holder in due course of a negotiable instrument. This note shall be governed by and construed in accordance with the laws of the State of Florida. Any provision of this note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given to any person shall be deemed sufficient if mailed, postage prepaid, to such person's address as it appears on this note, or, if none appears, to any address in the Holder's files. The Holder shall have the right unilaterally to correct patent errors in this note and to fill in any blank spaces herein so as to conform to the terms upon which the loan evidenced hereby is made.

The Obligors shall be jointly and severally liable for all indebtedness represented by this note and have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions of this note are binding on the heirs, executors, administrators, assigns and successors of each and every Obligor and shall inure to the benefit of the Holder, its successors and assigns. This note is executed under the seal of each of the Obligors.

This promissory note constitutes and evidences the complete understanding between the Holder and the Obligor. All prior and contemporaneous discussions between the Holder and the Obligor, including all representations and promises by the Holder, whether oral or written, are included in and merged in the Loan Documents. Any modification thereof hereafter which is not in writing and signed by the Holder and the Obligor shall be void, except that the Holder may in its sole discretion extend the maturity of the loan evidenced by this note for a term specified in a written notification mailed to the Obligor at its address shown on the Holder's records. The Holder may rely on the information, instructions, or other communications (including requests for and directions concerning loan advances) given to the Holder by any one Obligor.

Notwithstanding anything herein to the contrary, Holder agrees, by acceptance of this note, to forbear acceleration of the unpaid principal balance hereof (a) for a period of 10days for the failure of the Obligor to make a payment when due hereunder. Such forbearance shall not deny or in any way mitigate the occurrence of a default, unless the Obligor, within the applicable forbearance period, cures such default to Holder's satisfaction, in which event the Loan shall thereupon be reinstated and restored to good standing in all respects, including the interest rate hereon, effective as of the date of the default.

No invalid provision of this note shall affect or impair any other provision. Maker and each other Obligor acknowledge receipt of a completed copy of this Note.

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THE OBLIGOR AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER, EACH HEREBY WAIVES (1)
ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO, CONTEMPORANEOUSLY WITH OR SUBSEQUENT TO THE SIGNING OF THIS PROMISSORY NOTE; AND
(2) THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PROMISSORY NOTE, OR WITH RESPECT TO DEALINGS BETWEEN THE HOLDER AND THE OBLIGOR CONCERNING ANY COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO PROVIDE CREDIT TO THE OBLIGOR.


                                        UltraStrip Systems, Inc.

                                        By: /s/ Robert O. Baratta
                                            --------------------------------
                                        Its:     President